SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):    February 1, 2001
                                                    --------------------


                            McDATA Corporation
          -------------------------------------------------------
          (Exact name of registrant as specified in its charter)


     Delaware                         000-31257                  84-1421844
-----------------------------        -----------             -----------------
(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation)                                           Identification No.)


   310 Interlocken Parkway, Broomfield, Colorado                    80021
 ------------------------------------------------                ------------
       (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (303) 460-9200
                                                           ------------------


                                    N/A
       (Former name or former address, if changed since last report.)



Item 5.    Other Events


           On February 1, 2001, McDATA Corporation ("McDATA") and Hewlett-Packard Company entered into an OEM Purchase Agreement for McDATA's products.


                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MCDATA CORPORATION


                                    By: /s/ Thomas O. McGimpsey
                                    ----------------------------------
                                    Thomas O. McGimpsey
                                    Secretary



Date:  February 1, 2001